UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 26, 2007

                                -----------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

    California                                                  46-0476193
 (State or other             (Commission File Number)        (I.R.S. Employer
  jurisdiction                                            Identification Number)
of incorporation)

              27710 Jefferson Avenue
                    Suite A100
               Temecula, California                               92590
     (Address of principal executive offices)                   (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) [GRAPHIC OMITTED]

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

         On September 26, 2007, Temecula Valley Bank, the principal subsidiary of Temecula Valley Bancorp Inc., upon the recommendation of the Executive Officer Compensation Committee, approved changes in executive officer compensation. These changes are described in the attached exhibit.

Item 9.01 - Financial Statements and Exhibits.

         Exhibit No.                Description
         -----------                -----------
         10.1                       Executive Officer Compensation


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TEMECULA VALLEY BANCORP INC.


Date: September 28, 2007               By:   /s/ STEPHEN H. WACKNITZ
                                           --------------------------------
                                           Stephen H. Wacknitz
                                           Chief Executive Officer and President